EX.-12(b)

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the RevenueShares ETF Trust (the Registrant), do hereby certify, to such officer's knowledge, that:

(1)

the Form N-CSR/A of the Registrant for the period ended December 31, 2010 (the “Form N-CSR/A”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of the 1934; and

(2)	the information contained in the Form N-CSR/A fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: June 3, 2011

/s/ Vincent T. Lowry

Name: Vincent T. Lowry

Title: Chief Executive Officer

Dated: June 3, 2011

/s/ Charles S. Todd

Name: Charles S. Todd

Title: Chief Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.